UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2006

Date of Report (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Cromwell

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 9, 2006, BIOLASE Technology, Inc. (“Biolase” or the “Company”), issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K and the information contained in the press release under the heading “First Quarter Results” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K and the information in the press release under the heading “First Quarter Results” is not incorporated by reference into any filings of Biolase, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 9, 2006, Biolase also announced that its Board of Directors (the “Board”) accepted Robert E. Grant’s resignation as President, Chief Executive Officer and Acting Chairman of the Company effective May 9, 2006. Mr. Grant also resigned from his position as a director of the Company. The Company’s Board has appointed Jeffrey W. Jones to be President and Chief Executive Officer of the Company. Mr. Jones, age 48, has served with the Company in various capacities since 1998. From 1998 to 2004, he was the Company’s Chief Executive Officer; and from 2004 to the present, he was the Chief Technology Officer and Vice Chairman of the Board. From 1986 to 1998, Mr. Jones served in various executive capacities for a group of privately held companies, including the McMahan Enterprise companies and HGM Medical Laser Systems, a manufacturer of medical lasers used in ophthalmologic, dental and aesthetic applications. At various times during the above-mentioned period, he served as President and Chief Executive Officer of these companies.

Mr. Jones has no family relationships with any other director or executive officer of the Company and, except as described in the proxy statement for the Company’s annual meeting of stockholders held on April 20, 2006, Mr. Jones does not have a direct or indirect interest in any transaction or series of transactions to which Biolase is a party and in which the amount involved exceeds $60,000. The terms of the current employment agreement for Mr. Jones are also described in the proxy statement and will remain unchanged in connection with his transition to Chief Executive Officer. Descriptions in the proxy statement referred to herein are incorporated herein by reference.

A copy of the press release announcing each of the events described in this Item 5.02 of this Current Report on Form 8-K has been filed as Exhibit 99.1 and the information in the press release under the heading “Management and Board Changes” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of Biolase Technology, Inc., dated May 9, 2006

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.

Date: May 9, 2006	By:	/s/ Richard L. Harrison
Richard L. Harrison
Executive Vice President,
Chief Financial Officer & Secretary